                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                            -------------------------

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                            -------------------------

                         DATE OF REPORT: December 9, 1999
                         (Date of earliest event reported)


                            PHOTOGEN TECHNOLOGIES, INC.
              (Exact name of registrant as specified in its charter)


           NEVADA                        0-23553               36-4010347
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation or                                         Identification No.)
organization)

     7327 OAK RIDGE HIGHWAY, SUITE B
     KNOXVILLE, TENNESSEE                                          37931
     (Address of principal executive offices)                    (Zip Code)

                                 (423) 769-4011
              (Registrant's telephone number including area code)

ITEM 5.    OTHER EVENTS.

           Photogen Technologies, Inc. (the "Company") issued a press release announcing that the Company's research reveals over 80% eradication rate of ocular melanoma tumors using photodynamic treatment. The Press Release, dated December 9, 1999, is attached as Exhibit 99 hereto.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   The following exhibit is filed with this report:

99 Press release of the Company, dated December 9, 1999, announcing that the Company's research reveals over 80% eradication rate of ocular melanoma tumors using photodynamic treatment.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Photogen Technologies, Inc.

                                         By:   /s/ John Smolik
                                               -----------------------------
                                               John Smolik, President

Date: December 9, 1999

                                  EXHIBIT INDEX

Exhibit    Description
No.

99 Press release of the Company, dated December 9, 1999, announcing that the Company's research reveals over 80% eradication rate of ocular melanoma tumors using photodynamic treatment.